                                                                      Exhibit 99

PRESS RELEASE                            Source:  First Acceptance Corporation
                                         Contact:  Chuck Hamilton (615) 844-2811

FIRST ACCEPTANCE CORPORATION REPORTS FIRST QUARTER FINANCIAL RESULTS

NASHVILLE, TN, November 11, 2004 /PRNewswire-FirstCall/ -- First Acceptance Corporation (NYSE: FAC) today reported its financial results for the first quarter ended September 30, 2004 of its fiscal year ending June 30, 2005.

ACTUAL RESULTS

         Net income for the three months ended September 30, 2004 was $3.9 million, or $0.08 per share on a fully-diluted basis, compared to $0.9 million, or $0.04 per share on a fully-diluted basis, for the same period of fiscal 2004. Total revenues grew from $1.5 million in the first quarter of fiscal 2004 to $30.9 million in the first quarter of fiscal 2005 as a result of the inclusion of USAuto's non-standard automobile insurance operations, which were acquired effective April 30, 2004. Total weighted average diluted shares increased from
21.2 million in the first quarter of fiscal 2004 to 48.0 million in the first quarter of fiscal 2005 as a result of the additional shares issues in the April 2004 rights offering and the USAuto acquisition.

PRO FORMA RESULTS

         On a pro forma basis assuming that the acquisition of USAuto took place on July 1, 2003, for the three months ended September 30, 2003, total revenues were $24.5 million, net income was $3.1 million and, on a fully-diluted basis, net income per share was $0.07. On a pro forma basis, as compared to the same period last year, total revenues and net income for the three months ended September 30, 2004 both increased by 26% over the fiscal 2004 period.

INSURANCE OPERATIONS

         - KEY RATIOS - The Company's loss ratio was 61.9% for the three months ended September 30, 2004, which improved from a 68.1% loss ratio for the same period last year on a pro forma basis. Similarly, the Company's combined ratio improved to 75.5% from 78.3% for the same periods.

         - OFFICE EXPANSION - During the three months ended September 30, 2004, the Company opened 16 new offices, compared to 13 offices opened during the three months ended June 30, 2004 and four new offices opened during the first quarter of fiscal 2004 by USAuto. As of October 31, 2004, the Company operated 165 retail offices in seven states.

         - PREMIUM GROWTH - Comparing the actual results for the three months ended September 30, 2004 to the pro forma results for the same period last year, net premiums earned increased by 79% to $21.7 million from $12.1 million. The increase was driven by (1) writing more of the Company's Georgia business through the Company's insurance company subsidiaries rather than through the Company's managing general agency operations;
                  (2) increasing the percentage of reinsurance assumed on business written in Alabama from 15% to 50% effective February 2004; and (3) non-renewing the Company's 50% quota-share reinsurance effective September 1, 2004. In addition to these factors, the number of policies in force at September 30, 2004 increased 12% over the same date last year.

REAL ESTATE OPERATIONS

         There were no sales of foreclosed real estate held for sale during the three months ended September 30, 2004. However, on July 7, 2004, the property and deed for 41 acres the Company owned in Arlington, Texas was taken by the City of Arlington upon foreclosure of a tax lien with no recourse to the Company. An accrual of $433,000 for potential liability for taxes was reversed during the three months ended September 30, 2004.

         The Company has six parcels of land remaining to be sold in the San Antonio area, totaling 310 acres, with a book value of $1.1 million at September 30, 2004.

CASH AND INVESTED ASSETS

         During the three months ended September 30, 2004, the Company contributed $2.0 million to the statutory capital and surplus of its two insurance company subsidiaries, USAuto Insurance Company Inc. and Village Auto Insurance Company Inc., to support additional premium writings. At September 30, 2004, the Company held unrestricted cash and investments of $20.4 million that is available for general corporate purposes and to provide support for increased premium writings of the insurance operations.

ABOUT FIRST ACCEPTANCE CORPORATION

         First Acceptance Corporation began its operations as Liberte Investors, Inc. in 1986. Its insurance subsidiary, USAuto, which began operations in 1995, provides non-standard private passenger automobile insurance, primarily through employee-agents in 165 retail offices in seven states. The Company's insurance company subsidiaries are licensed to do business in 22 states.

         As previously announced, the Company will hold a conference call on November 15, 2004 to present these financial results at 10:30 a.m., Eastern Standard Time. Investors may participate in the conference call by calling 800-468-9733 (U.S./Canada) or 706-634-8250 (International).

         This press release contains forward-looking statements. These statements, which have been included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, involve risks and uncertainties. Investors are hereby cautioned that these statements may be affected by the important factors, among others, set forth in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and its other filings with the Securities and Exchange Commission. Actual operations and results may differ materially from the results discussed in the forward-looking statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.


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

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                               ACTUAL                    PRO FORMA (1)
                                                               ------                    -------------
                                                         THREE MONTHS ENDED            THREE MONTHS ENDED
                                                            SEPTEMBER 30,                SEPTEMBER 30,
                                                            -------------                -------------
                                                        2004             2003                 2003
                                                        ----             ----                 ----
     REVENUES:
        Premiums earned                               $ 21,685       $     --             $   12,145
        Commissions and fees                             6,672             --                  7,788
        Ceding commissions from reinsurer                1,937             --                  2,827
        Gains on sales of foreclosed real estate            --          1,310                  1,310
        Investment income                                  609            239                    383
        Other                                               --             --                      1
                                                       -------        -------             ----------
          Total revenues                                30,903          1,549                 24,454
                                                       -------        -------             ----------
     EXPENSES:
        Losses and loss adjustment expenses             13,430             --                  8,276
        Insurance operating expenses                    10,406             --                  9,863
        Other operating expenses                           369            560                    369
        Stock-based compensation                            61            102                     --
        Depreciation and amortization                      669              7                    795
        Interest expense                                    70             --                     70
                                                       -------        -------             ----------
          Total expenses                                25,005            669                 19,373
                                                       -------        -------             ----------
     Income before income taxes                          5,898            880                  5,081
     Income tax expense                                  2,034             --                  1,982
                                                       -------        -------             ----------
     Net income                                        $ 3,864         $  880              $   3,099
                                                       =======        =======             ==========
     Basic net income per share                        $  0.08         $ 0.04              $    0.07

     Diluted net income per share                      $  0.08         $ 0.04              $    0.07

     Weighted average basic shares                      46,659         20,589                 46,218

     Weighted average diluted shares                    48,041         21,211                 46,929


(1) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF OPERATIONS - BY BUSINESS SEGMENT
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                               ACTUAL                    PRO FORMA (1)
                                                               ------                    -------------
                                                         THREE MONTHS ENDED            THREE MONTHS ENDED
     INSURANCE                                              SEPTEMBER 30,                SEPTEMBER 30,
     ---------                                              -------------                -------------
                                                        2004             2003                 2003
                                                        ----             ----                 ----
     REVENUES:
        Premiums earned                               $ 21,685       $     --               $ 12,145
        Commissions and fees                             6,672             --                  7,788
        Ceding commissions from reinsurer                1,937             --                  2,827
        Investment income                                  355             --                    233
        Other                                               --             --                      1
                                                      --------       --------                -------
          Total revenues                                30,649             --                 22,994
                                                      --------       --------                -------
     EXPENSES:
        Losses and loss adjustment expenses             13,430             --                  8,276
        Operating expenses                              10,406             --                  9,863
        Depreciation and amortization                      669             --                    795
                                                      --------       --------                -------
          Total expenses                                24,505             --                 18,934
                                                      --------       --------                -------
     Income before income taxes                       $  6,144       $     --               $  4,060
                                                      ========       ========                =======


                                                               ACTUAL                    PRO FORMA (1)
                                                               ------                    -------------
                                                         THREE MONTHS ENDED            THREE MONTHS ENDED
     REAL ESTATE AND CORPORATE (2)                         SEPTEMBER 30,                 SEPTEMBER 30,
                                                           -------------                 -------------
                                                        2004            2003                  2003
                                                        ----            ----                  ----
     REVENUES:
        Gains on sales of foreclosed real estate    $      --        $ 1,310                $ 1,310
        Investment income                                 254            239                    150
                                                    ---------        -------                -------
          Total revenues                                  254          1,549                  1,460
                                                    ---------        -------                -------
     EXPENSES:
        Operating expenses                                369            560                    369
        Stock-based compensation                           61            102                     --
        Depreciation                                       --              7                     --
        Interest expense                                   70             --                     70
                                                    ---------        -------                -------
          Total expenses                                  500            669                    439
                                                    ---------        -------                -------
     (Loss) income before income taxes                 $ (246)       $   880                $ 1,021
                                                    =========        =======                =======

(1) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

(2) Includes activities related to acquiring an operating company and disposing of foreclosed real estate held for sale in addition to interest expense associated with all debt.

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                          ($000S EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                                                      SEPTEMBER 30,       JUNE 30,
                                                                          2004              2004
                                                                          ----              ----
             ASSETS
             Fixed maturities, available-for-sale, at market value    $   43,303       $   33,243
             Investment in mutual fund, at market value                   10,196               --
             Cash and cash equivalents                                    24,654           38,352
             Premiums and fees receivable                                 33,079           32,076
             Reinsurance receivables                                      12,179           24,681
             Deferred tax asset                                           43,291           45,493
             Other assets                                                  9,421            7,800
             Foreclosed real estate held for sale                          1,108            1,108
             Goodwill and identifiable intangible assets                 102,534          102,914
                                                                         -------          -------
             TOTAL                                                     $ 279,765        $ 285,667
                                                                       =========        =========


             LIABILITIES AND SHAREHOLDERS' EQUITY
             Total policy liabilities                                     67,401           63,867
             Amounts due to reinsurers and insurance companies             1,841           13,750
             Note payable to financial institution                         3,750            4,000
             Other liabilities                                             8,066            9,824
                                                                           -----            -----
                  Total liabilities                                       81,058           91,441
             Total stockholders' equity                                  198,707          194,226
                                                                         -------          -------
             TOTAL                                                     $ 279,765        $ 285,667
                                                                       =========        =========
             Book value per share                                          $4.26            $4.17


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

                  FIRST ACCEPTANCE CORPORATION AND SUBSIDIARIES
                                SUPPLEMENTAL DATA
                                     ($000S)
                                   (UNAUDITED)

     GROSS PREMIUMS EARNED BY STATE
                                                               ACTUAL                    PRO FORMA (1)
                                                               ------                    -------------
                                                         THREE MONTHS ENDED            THREE MONTHS ENDED
                                                            SEPTEMBER 30,                SEPTEMBER 30,
                                                            -------------                -------------
     State:                                             2004             2003                 2003
     ------                                             ----             ----                 ----
     Insurance company subsidiaries:
         Georgia                                      $ 15,986       $      --             $ 12,341
         Tennessee                                       6,401              --                6,171
         Ohio                                            2,017              --                1,060
         Mississippi                                       961              --                  948
         Missouri                                          890              --                  702
         Indiana                                           134              --                   --
                                                      --------       ---------             --------
          Total insurance company subsidiaries        $ 26,389       $      --             $ 21,222
                                                     =========       =========             =========

     MGA subsidiaries:
         Alabama                                     $   6,309       $      --             $  5,868
         Georgia                                           919              --                4,507
                                                      --------       ---------             --------
          Total MGA subsidiaries                     $   7,228       $      --             $ 10,375
                                                     =========       =========             =========

NET PREMIUMS EARNED BY STATE
                                                           ACTUAL                    PRO FORMA (1)
                                                           ------                    -------------
                                                     THREE MONTHS ENDED            THREE MONTHS ENDED
                                                       SEPTEMBER 30,                 SEPTEMBER 30,
                                                       -------------                 -------------
State:                                              2004            2003                  2003
------                                              ----            ----                  ----
    Georgia                                       $ 11,232           $--                  $   6,658
    Tennessee                                        4,344            --                      3,128
    Alabama                                          3,284            --                        971
    Ohio                                             1,393            --                        541
    Mississippi                                        683            --                        500
    Missouri                                           616            --                        347
    Indiana                                            133            --                         --
                                                  --------         -----                   --------
     Total                                        $ 21,685           $--                   $ 12,145
                                                  ========         =====                   ========


GAAP COMBINED RATIOS (INSURANCE COMPANIES)
                                                           ACTUAL                    PRO FORMA (1)
                                                           ------                    -------------
                                                     THREE MONTHS ENDED            THREE MONTHS ENDED
                                                        SEPTEMBER 30,                SEPTEMBER 30,
                                                        -------------                -------------
                                                    2004             2003                 2003
                                                    ----             ----                 ----
Loss and loss adjustment expense                    61.9%             --                 68.1%
Expense (2)                                         13.6%             --                 10.2%
                                                    -----          -----                 -----
                                                    75.5%             --                 78.3%
                                                    =====          =====                 =====


(1) Pro forma results give effect to the USAuto acquisition and related transactions as if they had been consummated on July 1, 2003. The pro forma results also give effect to the elimination of certain expenses that have been discontinued directly as a result of the acquisition, such as the compensation expense of terminated employees.

(2) Insurance operating expenses are reduced by fee income from insureds and ceding commissions received from reinsurer as compensation for the costs incurred in servicing the business on their behalf.


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